EXHIBIT 32.1

CERTIFICATION OF ROBERT J. CARROLL, CHAIRMAN OF THE BOARD, PRESIDENT

AND CHIEF EXECUTIVE OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert J. Carroll, Chairman, President and Chief Executive Officer of AMX Corporation (the “Company”), hereby certify that (a) the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT J. CARROLL
Date: August 12, 2004	Robert J. Carroll Chairman of the Board, President and Chief Executive Officer, AMX Corporation

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document. A signed original of this written statement has been provided to AMX Corporation and will be retained by AMX Corporation and furnished to the Securities and Exchange Commission or its staff upon request.